SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Suite D	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) and (c) As previously disclosed, on July 1, 2026, the board of directors of Columbus McKinnon Corporation (the “Company”) appointed John R. Linker, age 51, as the Company’s new Executive Vice President and Chief Financial Officer and appointed Thomas Oddo, the Company’s Vice President and Corporate Controller, as the Company’s Chief Accounting Officer, principal accounting officer and interim principal financial officer, each effective as of July 1, 2026.

Following the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, Mr. Linker began his appointment as the Company’s principal financial officer as of July 31, 2026. Mr. Oddo continues as the Company’s principal accounting officer, with principal financial officer responsibility transferring from him to Mr. Linker.

There are no understandings or arrangements with any person pursuant to which Mr. Linker was appointed as the Company’s principal financial officer, and he is not party to any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

No changes to Mr. Linker’s compensation were implemented in connection with his appointment as principal financial officer, and Mr. Linker will continue to be eligible for employee benefits and executive perquisites consistent with those provided to other senior executives of the Company.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Alan S. Korman
Name:	Alan S. Korman
Title:	Senior Vice President, General Counsel, Corp. Development and Secretary

Dated: August 4, 2026